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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

THE NEW YORK TIMES COMPANY

        We consent to the incorporation by reference in this Registration Statement of The New York Times Company on Form S-8 of our report dated January 28, 2002 (February 21, 2002 as to Note 18), appearing in the Annual Report on Form 10-K of The New York Times Company for the year ended December 30, 2001.

/s/ Deloitte & Touche LLP

New York, New York
December 20, 2002

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  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT